UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 4, 2025

Benchmark 2025-B41 Mortgage Trust

(Central Index Key Number 0002080258)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-01	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 902-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 4, 2025 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of the Benchmark 2025-B41 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-B41 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a pooling and servicing agreement, dated as of August 1, 2025 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class S Certificates.

The Depositor sold all of the Publicly Offered Certificates, having an aggregate initial principal amount of $546,865,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, DBSI, UBS Securities and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of August 15, 2025 (the “Underwriting Agreement”), among the Depositor and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated August 8, 2025 (the “Preliminary Prospectus”), and the Depositor’s Prospectus, dated August 15, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

The Depositor sold all of the Privately Offered Certificates, having an aggregate initial principal amount of $59,921,114, to GS&Co., CGMI, DBSI, UBS Securities, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 15, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Privately Offered Certificates and the Class S Certificates were sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2025-B41 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 55 commercial, multifamily and/or residential cooperative properties.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,769,154, were approximately $634,379,328. Of the expenses paid by the Depositor, approximately $154,625 were paid directly to affiliates of the Depositor, approximately $204,625 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $135,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,429,529 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided on the Depositor’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: August 19, 2025) and in the Prospectus, dated August 15, 2025 and as filed with the Securities and Exchange Commission on August 19, 2025. The related registration statement (file no. 333-286173) was originally declared effective on August 5, 2025.

Credit Risk Retention

Goldman Sachs Mortgage Company, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above:

(1)	by the purchase on the Closing Date of the RR Interest by the Retaining Sponsor from the Depositor; and
(2)	by the purchase on the Closing Date and holding by BREC Securities Holdings, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class J-RR Certificates (the “HRR Certificates”).

The RR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive approximately 3.850% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $7,958,025 (excluding accrued interest), representing approximately 1.204% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the RR Interest. The fair value of the Certificates (other than the Class R Certificates) and the RR Interest was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $33,047,453 representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the RR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated August 8, 2025, under the heading

“Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 4, 2025.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 4, 2025 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 4, 2025 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2025		GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
Name: Scott Epperson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 4, 2025.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 4, 2025 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 4, 2025 (included as part of Exhibit 5).	(E)